PFIZER INC.
SHAREHOLDER INVESTMENT PROGRAM


Effective January 26, 1998, First Chicago Trust Company of New York began serving Pfizer shareholders as administrator of the Pfizer Inc. Shareholder Investment Program. First Chicago Trust Company of New York also serves as the Company's new transfer agent, registrar and dividend disbursing agent.

Participants in the Pfizer Inc. Shareholder Investment Program should send authorization forms, optional payments, notices of withdrawal and other communications directly to First Chicago Trust Company. In addition, all checks or money orders, in U.S. dollars, should be made payable to "First Chicago - Pfizer Inc."

o  CORRESPONDENCE
First Chicago Trust Company of New York
P. O. Box 2500
Jersey City, NJ 07303-2500

o  OPTIONAL PAYMENTS
First Chicago Trust Company of New York
P. O. Box 13531
Newark, NJ 07188-0001

o  TELEPHONE
1-800-733-9393
Weekdays 8:30 am - 7:00 pm EST
An automated voice response system is available 24 hours

TDD: 1-201-222-4955
Telecommunications Device for the hearing impaired

o  INTERNET
www.fctc.com
e-mail: fctc_pfizer@em.fcnbd.com




                                    Prospectus Supplement dated January 26, 1998
[PFIZER LOGO]                     to Prospectus Supplement dated October 31,1997
                                restating the Prospectus dated November 14, 1994